UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________________________________
FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2025
_________________________________________________________
OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
_________________________________________________________

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (773) 765-7675
________________________________________________________
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	ONB	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	The NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Old National Bancorp (the “Company”) with the Securities and Exchange Commission on May 1, 2025, and in connection with the closing of the merger of Bremer Financial Corporation with and into the Company, Daniel C. Reardon was appointed to the Board of Directors (the “Board”) of the Company effective as of May 1, 2025. Mr. Reardon will serve a term on the Board expiring at the Company’s 2026 annual meeting of shareholders and until his successor is elected and qualified. Mr. Reardon will serve on the Board in accordance with Old National’s corporate governance guidelines and standards.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2025, the Company held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered three matters, each of which is described more fully in the proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 4, 2025. A total of 291,304,585 shares of the Company’s outstanding common stock were present in person or by proxy at the Annual Meeting, representing approximately 91% of the Company’s total outstanding shares of common stock entitled to vote as of March 20, 2025, the record date of the Annual Meeting.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter submitted to a vote at the Annual Meeting are set forth below.

Item 1 – Election of Directors. All of the nominees for election to the Company’s Board of Directors were elected upon the following votes, to serve for a one-year term expiring at the Company’s 2026 annual meeting of shareholders and until their successors are elected and qualified:

Director Nominee	For	Withheld	Broker Non-Votes
Barbara A. Boigegrain	263,108,219	2,187,955	26,008,411
Thomas L. Brown	263,354,785	1,941,389	26,008,411
Kathryn J. Hayley	262,848,890	2,447,284	26,008,411
Peter J. Henseler	263,267,298	2,028,876	26,008,411
Daniel S. Hermann	262,348,137	2,948,037	26,008,411
Ryan C. Kitchell	263,122,765	2,173,409	26,008,411
Austin M. Ramirez	263,161,900	2,134,274	26,008,411
Ellen A. Rudnick	263,065,668	2,230,506	26,008,411
James C. Ryan, III	261,292,480	4,003,694	26,008,411
Thomas E. Salmon	263,288,812	2,007,362	26,008,411
Rebecca S. Skillman	261,532,807	3,763,367	26,008,411
Michael J. Small	263,292,221	2,003,953	26,008,411
Derrick J. Stewart	263,189,614	2,106,560	26,008,411
Stephen C. Van Arsdell	263,057,777	2,238,397	26,008,411
Katherine E. White	263,188,570	2,107,604	26,008,411

Item 2 – Advisory Proposal on the Compensation of Our Named Executive Officers. The non-binding advisory proposal on the compensation paid to our named executive officers was approved upon the following votes:

For	Against	Abstentions	Broker Non-Votes
238,432,348	17,656,728	4,680,755	26,008,411

Item 3 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified upon the following votes:

For	Against	Abstentions
286,352,720	235,662	189,860

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2025

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President,
Chief Legal Officer and Corporate Secretary

3